   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2002


                                                   REGISTRATION NO. 333-82542-01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

  ENTERCOM COMMUNICATIONS CORP.           ENTERCOM RADIO, LLC               ENTERCOM CAPITAL, INC.
   (Exact name of registrant as       (Exact name of registrant as       (Exact name of registrant as
            specified                          specified                          specified
   in its governing instrument)       in its governing instrument)       in its governing instrument)

    PENNSYLVANIA         23-1701044         DELAWARE         23-3017800         DELAWARE         01-0589645
   (State or Other      (IRS Employer    (State or Other    (IRS Employer    (State or Other    (IRS Employer
   Jurisdiction of     Identification    Jurisdiction of   Identification    Jurisdiction of   Identification
  Incorporation or          No.)        Incorporation or        No.)        Incorporation or        No.)
    Organization)                         Organization                        Organization

                             ---------------------
  (FOR ADDITIONAL CO-REGISTRANTS, PLEASE SEE "TABLE OF CO-REGISTRANTS" ON THE
                                FOLLOWING PAGE)

                           401 CITY AVENUE, SUITE 409
                        BALA CYNWYD, PENNSYLVANIA 19004
                                 (610) 660-5610
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                             ---------------------
                                JOSEPH M. FIELD
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                         ENTERCOM COMMUNICATIONS CORP.
                           401 CITY AVENUE, SUITE 409
                        BALA CYNWYD, PENNSYLVANIA 19004
                                 (610) 660-5610
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   COPIES TO:

              SCOTT C. HERLIHY, ESQ.                              JOHN C. DONLEVIE, ESQ.
             JOSEPH D. SULLIVAN, ESQ.                     EXECUTIVE VICE PRESIDENT, SECRETARY AND
                 LATHAM & WATKINS                                     GENERAL COUNSEL
       555 ELEVENTH STREET, N.W., SUITE 1000                   ENTERCOM COMMUNICATIONS CORP.
              WASHINGTON, D.C. 20004                            401 CITY AVENUE, SUITE 409
                  (202) 637-2200                              BALA CYNWYD, PENNSYLVANIA 19004
                                                                      (610) 660-5610

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined by the Registrant.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            TABLE OF CO-REGISTRANTS

                                                STATE OR OTHER JURISDICTION OF    IRS EMPLOYER IDENTIFICATION
NAME                                                      FORMATION                         NUMBER
----                                            ------------------------------    ---------------------------
Delaware Equipment Holdings, LLC                      Delaware                            23-3027897
Entercom Boston 1 Trust                             Massachusetts                         52-2121927
Entercom Boston, LLC                                  Delaware                            23-2975771
Entercom Boston License, LLC                          Delaware                            23-2975661
Entercom Buffalo, LLC                                 Delaware                            16-1574853
Entercom Buffalo License, LLC                         Delaware                            16-1573524
Entercom Delaware Holding Corporation                 Delaware                            51-0394052
Entercom Denver, LLC                                  Delaware                            80-0617731
Entercom Denver License, LLC                          Delaware                            80-0017728
Entercom Gainesville, LLC                             Delaware                            23-2988465
Entercom Gainesville License, LLC                     Delaware                            23-3008199
Entercom Greensboro, LLC                              Delaware                            23-3017788
Entercom Greensboro License, LLC                      Delaware                            23-3014529
Entercom Greenville, LLC                              Delaware                            23-3017789
Entercom Greenville License, LLC                      Delaware                            23-3014530
Entercom Internet Holding, LLC                        Delaware                            23-3080086
Entercom Kansas City, LLC                             Delaware                            23-2988463
Entercom Kansas City License, LLC                     Delaware                            23-3027894
Entercom Longview, LLC                                Delaware                            23-2988462
Entercom Longview License, LLC                        Delaware                            23-3007877
Entercom Madison, LLC                                 Delaware                            23-3051015
Entercom Madison License, LLC                         Delaware                            23-3051018
Entercom Memphis, LLC                                 Delaware                            23-3017792
Entercom Memphis License, LLC                         Delaware                            23-3014531
Entercom Milwaukee, LLC                               Delaware                            23-3017793
Entercom Milwaukee License, LLC                       Delaware                            23-3014532
Entercom New Orleans, LLC                             Delaware                            23-3017794
Entercom New Orleans License, LLC                     Delaware                            23-3014533
Entercom New York, Inc.                               New York                            16-1545221
Entercom Norfolk, LLC                                 Delaware                            23-3017796
Entercom Norfolk License, LLC                         Delaware                            23-3014534
Entercom Portland, LLC                                Delaware                            23-2955467
Entercom Portland License, LLC                        Delaware                            23-2969295
Entercom Rochester, LLC                               Delaware                            16-1578603
Entercom Rochester License, LLC                       Delaware                            16-1578604
Entercom Sacramento, LLC                              Delaware                            23-2988461
Entercom Sacramento License, LLC                      Delaware                            23-3027892
Entercom Wilkes-Barre Scranton, LLC                   Delaware                            23-3014535
Entercom Seattle, LLC                                 Delaware                            23-2988459
Entercom Seattle License, LLC                         Delaware                            23-3007870
Entercom Wichita, LLC                                 Delaware                            23-3027895
Entercom Wichita License, LLC                         Delaware                            23-3027896

                                EXPLANATORY NOTE



     This Amendment No. 2 to the Form S-3 Registration Statement (File No. 333-82542) of Entercom Communications Corp., Entercom Radio, LLC and Entercom Capital, Inc. and the other co-registrants listed herein is being filed solely to include Exhibits to the Registration Statement. Accordingly, Part I, the form of prospectus and any supplements thereto, have been omitted from this filing.


                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The expenses to be paid by us in connection with the distribution of the securities being registered are as set forth in the following table. All amounts shown are estimates except for the Securities and Exchange Commission registration fee:


SEC Registration Fee........................................   $   46,000
Rating Agency Fees..........................................      150,000
Legal Fees and Expenses.....................................      400,000
Accounting Fees and Expenses................................      150,000
Printing Expenses...........................................       80,000
Trustee/Issuing & Paying Agent Fees and Expenses............       50,000
Miscellaneous...............................................      124,000
                                                               ----------
     Total..................................................   $1,000,000
                                                               ==========


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Entercom Communication's Amended and Restated Articles of Incorporation provide that Entercom Communication's directors shall not be personally liable to Entercom Communications and its shareholders for monetary damages for any action taken, or any failure to take any action, unless: (i) the director has breached or failed to perform the duties of his or her office under applicable provisions of Pennsylvania law, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This provision does not eliminate the duty of care, and, in appropriate circumstances, equitable remedies such as an injunction or other forms of non-monetary relief would remain available under Pennsylvania law. The provision does not affect a director's responsibilities under any other law, such as federal securities laws, criminal laws or state or federal environmental laws. Entercom Communication's Amended and Restated Bylaws provide that Entercom Communications shall indemnify its officers and directors to the fullest extent permitted by Pennsylvania law, including some instances in which indemnification is otherwise discretionary under Pennsylvania law.

     In general, any officer or director of Entercom Communications shall be indemnified by Entercom Communications against expenses including attorneys' fees, judgments, fines and settlements actually and reasonably incurred by that person in connection with a legal proceeding as a result of such relationship, whether or not the indemnified liability arises from an action by or in the right of Entercom Communications, if the officer or director acted in good faith and in the manner believed to be in, or not opposed to, Entercom Communication's best interest, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Such indemnity is limited to the extent that (i) such person is not otherwise indemnified and (ii) such indemnifications are not prohibited by Pennsylvania law or any other applicable law.

     Any indemnification under the previous paragraph (unless ordered by a court) shall be made by Entercom Communications only as authorized in the specific case upon the determination that indemnification of the director or officer is proper in the circumstances because that person has met the applicable standard of conduct set forth above. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum of disinterested directors who are not parties to such action or (ii) if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion. To the extent that a director or officer of Entercom Communications shall be successful in prosecuting an indemnity claim, the reasonable expenses of any such person and the fees and expenses of any special legal counsel engaged to determine the possibility of indemnification shall be borne by Entercom Communications.

     Expenses incurred by a director or officer of Entercom Communications in defending a civil or criminal action, suit or proceeding shall be paid by Entercom Communications in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that person is not entitled to be indemnified by Entercom Communications under the Bylaws or applicable provisions of Pennsylvania law.

     The indemnification and advancement of expenses provided by, or granted pursuant to Article VIII of the Bylaws is not deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, both as to action in that person's official capacity and as to action in another capacity while holding such office.

     To satisfy its indemnification obligations, Entercom Communications may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of Entercom Communications, or use any other mechanism or arrangement whatsoever in such amounts, costs, terms and conditions as the Board of Directors shall deem appropriate. The obligations of Entercom Communications to indemnify a director or officer under Article VIII of the Bylaws is a contract between Entercom Communications and such director or officer and no modification or repeal of the Bylaws shall detrimentally affect such officer or director with regard to that person's acts or omissions prior to such amendment or repeal.

     Entercom Communications maintains insurance for its directors and officers for certain losses arising from claims or charges made against them in their capacities as directors and officers of Entercom.

     The charter documents or operating agreements of Entercom Radio, Entercom Capital and the other Co-Registrants contain provisions similar to those detailed above.

ITEM 16.  EXHIBITS


EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
   1.1        Form of Underwriting Agreement (Class A Common Stock).
   1.2        Form of Underwriting Agreement (   % Senior Subordinated
              Notes due 2014).
   3.1        Amended and Restated Certificate of Incorporation
              (incorporated by reference to Exhibit 3.01 of the Company's
              Registration Statement on Form S-1, File No. 333-61381).
   3.2        Amended and Restated Bylaws (incorporated by reference to
              Exhibit 3.02 of the Company's Registration Statement on Form
              S-1, File No. 333-61381).
   3.3**      Amended Certificate of Formation of Entercom Radio, LLC.
   3.4**      Restated Limited Liability Company Agreement of Entercom
              Radio, LLC.
   3.5**      Certificate of Incorporation of Entercom Capital, Inc.
   3.6**      Bylaws of Entercom Capital, Inc.
   4.1**      Form of Class A Common Stock Certificate.
   4.2*       Form of Preferred Stock Certificate.
   4.3*       Form of Debt Security.
   4.4        Form of Base Indenture.
   4.5        Form of Supplemental Indenture.
   4.6        Form of    % Senior Subordinated Note due 2014 (included in
              Exhibit 4.5).

EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
   5.1**      Opinion of John C. Donlevie, Esq.
   5.2**      Opinion of Latham & Watkins.
   8.1        Opinion of Latham & Watkins regarding federal income tax
              considerations.
  12.1**      Statement regarding Computation of Ratios.
  23.1**      Consent of Arthur Andersen LLP, independent public
              accountants.
  23.2**      Consent of Deloitte & Touche LLP, independent auditors.
  23.3**      Consent of John C. Donlevie, Esq. (included in Exhibit 5.1).
  23.4**      Consent of Latham & Watkins (included in Exhibit 5.2).
  24.1**      Powers of Attorney (included on the signature page hereto).
  25.1        Statement of Eligibility of Trustee on Form T-1.


---------------

 * To be filed by amendment or by a report on Form 8-K pursuant to Regulation S-K, Item 601(b).


**Previously filed.


ITEM 17.  UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise,

     (a) We hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that information required to be included in a post-effective amendment by paragraphs (a)(1)(i) and (a)(1)(ii) above may be contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions described in this registration statement above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted against us by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (d) We hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

     (e) We hereby undertake that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM COMMUNICATIONS CORP.

                                          By: /s/ JOSEPH M. FIELD
                                            ------------------------------------
                                            Joseph M. Field
                                            Chairman and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

              /s/ JOSEPH M. FIELD                  Chairman of the Board and Chief Executive Officer
------------------------------------------------             (Principal Executive Officer)
                Joseph M. Field

                       *                            President, Chief Operating Officer and Director
------------------------------------------------
                 David J. Field

                       *                                  Executive Vice President, Secretary,
------------------------------------------------              General Counsel and Director
                John C. Donlevie

                       *                              Executive Vice President and Chief Financial
------------------------------------------------      Officer (Principal Financial and Accounting
               Stephen F. Fisher                                        Officer)

                       *                                                Director
------------------------------------------------
                 Marie H. Field

                       *                                                Director
------------------------------------------------
               Herbert Kean, M.D.

                       *                                                Director
------------------------------------------------
                   Lee Hague

                       *                                                Director
------------------------------------------------
          Thomas H. Ginley, Jr., M.D.

                       *                                                Director
------------------------------------------------
                S. Gordon Elkins

                       *                                                Director
------------------------------------------------
               Michael R. Hannon

                       *                                                Director
------------------------------------------------
                David J. Berkman




            By: /s/ JOSEPH M. FIELD
    -------------------------------------------
                Joseph M. Field
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM RADIO, LLC

                                          By: /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                            Executive Vice President, Secretary,
                                              General Counsel and a Manager


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

                       *                              Chief Executive Officer (Principal Executive
------------------------------------------------      Officer) and member of the Board of Managers
                Joseph M. Field

                       *                            President, Chief Operating Officer and member of
------------------------------------------------                 the Board of Managers
                 David J. Field

              /s/ JOHN C. DONLEVIE                    Executive Vice President, Secretary, General
------------------------------------------------      Counsel and member of the Board of Managers
                John C. Donlevie

                       *                           Executive Vice President, Chief Financial Officer
------------------------------------------------      (Principal Financial and Accounting Officer)
               Stephen F. Fisher                          and member of the Board of Managers





           * By: /s/ JOHN C. DONLEVIE
  -------------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM DELAWARE HOLDING CORPORATION

                                          By: /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                            President, Secretary, General
                                              Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

              /s/ JOHN C. DONLEVIE                      President (Principal Executive Officer),
------------------------------------------------        Secretary, General Counsel and Director
                John C. Donlevie

                       *                                      Vice President and Treasurer
------------------------------------------------      (Principal Financial and Accounting Officer)
               Stephen F. Fisher

                       *                                                Director
------------------------------------------------
                 Barry Crozier

           *By: /s/ JOHN C. DONLEVIE
   ------------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM BOSTON I TRUST

                                          By: /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                              Executive Vice President,
                                              Secretary and General Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

                       *                                   Chief Executive Officer (Principal
------------------------------------------------          Executive Officer) and Sole Trustee
                Joseph M. Field

                       *                                 President and Chief Operating Officer
------------------------------------------------
                 David J. Field

              /s/ JOHN C. DONLEVIE                  Executive Vice President, Secretary and General
------------------------------------------------                        Counsel
                John C. Donlevie

                       *                              Executive Vice President and Chief Financial
------------------------------------------------      Officer (Principal Financial and Accounting
               Stephen F. Fisher                                        Officer)

           * By: /s/ JOHN C. DONLEVIE
   -----------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM NEW YORK, INC.

                                          By: /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                              Executive Vice President,
                                              Secretary and General Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----
                       *                           Chairman of the Board and Chief Executive Officer
------------------------------------------------             (Principal Executive Officer)
                Joseph M. Field

                       *                            President, Chief Operating Officer and Director
------------------------------------------------
                 David J. Field

              /s/ JOHN C. DONLEVIE                        Executive Vice President, Secretary,
------------------------------------------------              General Counsel and Director
                John C. Donlevie

                       *                              Executive Vice President and Chief Financial
------------------------------------------------                        Officer
               Stephen F. Fisher                      (Principal Financial and Accounting Officer)

           *By: /s/ JOHN C. DONLEVIE
   -----------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM CAPITAL, INC.

                                          By: /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                              Executive Vice President,
                                              Secretary and General Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

                       *                           Chairman of the Board and Chief Executive Officer
------------------------------------------------             (Principal Executive Officer)
                Joseph M. Field

                       *                            President, Chief Operating Officer and Director
------------------------------------------------
                 David J. Field

              /s/ JOHN C. DONLEVIE                        Executive Vice President, Secretary,
------------------------------------------------              General Counsel and Director
                John C. Donlevie

                       *                              Executive Vice President and Chief Financial
------------------------------------------------      Officer (Principal Financial and Accounting
               Stephen F. Fisher                                        Officer)

           *By: /s/ JOHN C. DONLEVIE
   -----------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM DENVER, LLC
                                          ENTERCOM DENVER LICENSE, LLC
                                          DELAWARE EQUIPMENT HOLDINGS, LLC
                                          ENTERCOM GAINESVILLE, LLC
                                          ENTERCOM GAINESVILLE LICENSE, LLC
                                          ENTERCOM GREENSBORO, LLC
                                          ENTERCOM GREENSBORO LICENSE, LLC
                                          ENTERCOM GREENVILLE, LLC
                                          ENTERCOM GREENVILLE LICENSE, LLC
                                          ENTERCOM INTERNET HOLDING, LLC
                                          ENTERCOM KANSAS CITY, LLC
                                          ENTERCOM KANSAS CITY LICENSE, LLC
                                          ENTERCOM LONGVIEW, LLC
                                          ENTERCOM LONGVIEW LICENSE, LLC
                                          ENTERCOM MADISON, LLC
                                          ENTERCOM MADISON LICENSE, LLC
                                          ENTERCOM MEMPHIS, LLC
                                          ENTERCOM MEMPHIS LICENSE, LLC
                                          ENTERCOM MILWAUKEE, LLC
                                          ENTERCOM MILWAUKEE LICENSE, LLC
                                          ENTERCOM NEW ORLEANS, LLC
                                          ENTERCOM NEW ORLEANS LICENSE, LLC
                                          ENTERCOM NORFOLK, LLC
                                          ENTERCOM NORFOLK LICENSE, LLC
                                          ENTERCOM PORTLAND, LLC
                                          ENTERCOM PORTLAND LICENSE, LLC
                                          ENTERCOM SACRAMENTO, LLC
                                          ENTERCOM SACRAMENTO LICENSE, LLC
                                          ENTERCOM SEATTLE, LLC
                                          ENTERCOM SEATTLE LICENSE, LLC
                                          ENTERCOM WICHITA, LLC
                                          ENTERCOM WICHITA LICENSE, LLC
                                          ENTERCOM WILKES-BARRE SCRANTON, LLC

                                          BY:      /s/ JOHN C. DONLEVIE
                                             -----------------------------------
                                             JOHN C. DONLEVIE
                                              Executive Vice President,
                                              Secretary and General Counsel

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

                       *                              Chief Executive Officer (Principal Executive
------------------------------------------------                      Officer) and
                Joseph M. Field                           a member of the Board of Managers of
                                                      Entercom Radio, LLC, the sole member of each
                                                                registrant listed above

                       *                                   President, Chief Operation Officer
------------------------------------------------      and as a member of the Board of Managers of
                 David J. Field                       Entercom Radio, LLC, the sole member of each
                                                                registrant listed above

              /s/ JOHN C. DONLEVIE                    Executive Vice President, Secretary, General
------------------------------------------------                        Counsel
                John C. Donlevie                      and as a member of the Board of Managers of
                                                      Entercom Radio, LLC, the sole member of each
                                                                registrant listed above

                       *                           Executive Vice President, Chief Financial Officer
------------------------------------------------      (Principal Financial and Accounting Officer)
               Stephen F. Fisher                      and as a member of the Board of Managers of
                                                      Entercom Radio, LLC, the sole member of each
                                                                registrant listed above

           *By: /s/ JOHN C. DONLEVIE
   -----------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM BOSTON, LLC
                                          ENTERCOM BOSTON LICENSE, LLC

                                          By:     /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                              Executive Vice President,
                                              Secretary and General Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.


                   SIGNATURE                                             TITLE
                   ---------                                             -----

                       *                              Chief Executive Officer (Principal Executive
------------------------------------------------                        Officer)
                Joseph M. Field                     and as Sole Trustee of Entercom Boston I Trust,
                                                    the sole member of each registrant listed above

                       *                                 President and Chief Operating Officer
------------------------------------------------
                 David J. Field

              /s/ JOHN C. DONLEVIE                  Executive Vice President, Secretary and General
------------------------------------------------                        Counsel
                John C. Donlevie

                       *                              Executive Vice President and Chief Financial
------------------------------------------------      Officer (Principal Financial and Accounting
               Stephen F. Fisher                                        Officer)

           *By: /s/ JOHN C. DONLEVIE
   -----------------------------------------
                John C. Donlevie
                Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BALA CYNWYD, PENNSYLVANIA, ON FEBRUARY 27, 2002.


                                          ENTERCOM BUFFALO, LLC
                                          ENTERCOM BUFFALO LICENSE, LLC
                                          ENTERCOM ROCHESTER, LLC
                                          ENTERCOM ROCHESTER LICENSE, LLC

                                          By:     /s/ JOHN C. DONLEVIE
                                            ------------------------------------
                                            John C. Donlevie
                                              Executive Vice President,
                                              Secretary and General Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 27, 2002.



                   SIGNATURE                                             TITLE
                   ---------                                             -----

                       *                              Chief Executive Officer (Principal Executive
------------------------------------------------                        Officer)
                Joseph M. Field                             and as Chairman of the Board of
                                                    Entercom New York, Inc., the sole member of each
                                                                registrant listed above

                       *                           President, Chief Operating Officer and as Director
------------------------------------------------                           of
                 David J. Field                     Entercom New York, Inc., the sole member of each
                                                                registrant listed above

              /s/ JOHN C. DONLEVIE                    Executive Vice President, Secretary, General
------------------------------------------------     Counsel and as Director of Entercom New York,
                John C. Donlevie                    Inc., the sole member of each registrant listed
                                                                         above

                       *                           Executive Vice President, Chief Financial Officer
------------------------------------------------    (Principal Financial and Accounting Officer) and
               Stephen F. Fisher                    as Director of Entercom New York, Inc., the sole
                                                         member of each registrant listed above




            *By:/s/ JOHN C. DONLEVIE
    -------------------------------------------
                  John C. Donlevie
                 Attorney-in-fact